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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-64866, 333-37948 and 333-92465) of FreeMarkets, Inc. of our reports dated January 22, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.





Pittsburgh, Pennsylvania
March 11, 2002